UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2016

RESPIRERX PHARMACEUTICALS INC.

(Exact name of registrant as specified in its charter)

Delaware	1-16467	33-0303583
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

126 Valley Road, Suite C Glen Rock, New Jersey	07452
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 444-4947

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 1, 2016, RespireRx Pharmaceuticals Inc. (the “Company”) filed with the Secretary of State of the State of Delaware a Certificate of Amendment, in the form of Exhibit 3.1 attached hereto (the “Certificate of Amendment”), amending its Certificate of Incorporation to effect a one-for-three hundred twenty-five reverse stock split of its issued and outstanding shares of common stock, par value $0.001 per share (the “Reverse Stock Split”). The Certificate of Amendment became effective on September 1, 2016.

The Certificate of Amendment also set the total number of authorized shares that the Company may issue at 70,000,000 consisting of 65,000,000 shares of Common Stock, $0.001 par value per share, and 5,000,000 shares of Preferred Stock, $0.001 par value per share.

The foregoing amendment was adopted at the Company’s Special Meeting of stockholders held on August 16, 2016 by the holders of approximately 513.9 million shares of the Company’s common stock, or approximately 78.3% of the issued and outstanding shares as of July 5, 2016, the record date established for the Special Meeting, as was previously reported by the Company in a Current Report on Form 8-K filed August 22, 2016. The approval by the stockholders left the Board of Directors of the Company discretion as to the date upon which to file the amendment.

Item 8.01. Other Events.

On September 1, 2016, the Company issued a press release announcing that the Company had filed the amendment to its Certificate of Incorporation, as amended, that had been approved by the stockholders at the Special Meeting of stockholders held on Agust 16, 2016, to effect the Reverse Stock Split and to set the authorized shares of the Company at 70,000,000, consisting of 65,000,000 shares of Common Stock, $0.001 par value per share, and 5,000,000 shares of Preferred Stock, $0.001 par value per share.

A copy of the press release is furnished herewith as Exhibit 99.1 to this current report.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

A list of exhibits that are furnished and filed as part of this report is set forth in the Exhibit Index, which is presented elsewhere in this document, and is incorporated herein by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 1, 2016	RESPIRERX PHARMACEUTICALS INC.

	By:	/s/ James S. Manuso
James S. Manuso President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description

3.1	Third Certificate of Amendment of Second Restated Certificate of Incorporation of RespireRx Pharmaceuticals Inc.

99.1	Press Release dated September 1, 2016*

* Furnished herewith.